Exhibit 10.1

THIRD AMENDMENT TO ADVISORY AGREEMENT

THIS THIRD AMENDMENT TO ADVISORY AGREEMENT (this “Amendment”) is made and entered into as of the 26th day of May, 2021 (the “Effective Date”), by and among CNL HEALTHCARE PROPERTIES, INC., a corporation organized under the laws of the State of Maryland f/k/a CNL Healthcare Trust, Inc. (the “Company”), CHP PARTNERS, LP, a limited partnership organized under the laws of the State of Delaware f/k/a CHT Partners, LP (the “Operating Partnership”), and CNL HEALTHCARE CORP., a corporation organized under the laws of the state of Florida f/k/a CNL Properties Corp. (“Advisor”).

RECITALS

WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain Advisory Agreement dated as of June 8, 2011, as amended by that certain First Amendment to Advisory Agreement by and among the Company, the Operating Partnership and the Advisor, dated as of October 5, 2011, and as amended further by that certain Second Amendment to Advisory Agreement by and among the Company, Operating Partnership and Advisor, dated as of March 20, 2013 (as amended, the “Advisory Agreement”); and

WHEREAS, capitalized terms not defined herein shall have the meaning given to such terms in the Advisory Agreement; and

WHEREAS, the parties desire to enter into this Amendment for the purpose of amending certain provisions of the Advisory Agreement as more particularly set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Recitals. The recitals set forth above are true and correct and constitute a part of this Amendment.

2. Restatement of Asset Management Fee. Section (9)(a) of the Advisory Agreement is hereby deleted and amended and restated in its entirety to read as follows:

“(9)(a) Asset Management Fee. The Company or the Operating Partnership shall pay to the Advisor as compensation for the advisory services rendered to the Company and the Operating Partnership a monthly fee of an amount equal to 0.06667% of the monthly average of the sum of the Company’s and the Operating Partnership’s respective daily Real Estate Asset Value (without duplication), plus the outstanding principal amount of any Loans made, plus the amount invested in Permitted Investments (the “Asset Management Fee”). The Asset Management Fee shall be payable monthly on the first business day following the last day of such month. The Asset Management Fee shall not exceed fees which are competitive for similar services in the same geographic area, and may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the Asset Management Fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine.”

3. Restatement of Disposition Fee. Section (9)(d) of the Advisory Agreement is hereby deleted and amended and restated in its entirety to read as follows:

“If the Advisor, its Affiliates or related parties provide a substantial amount of services (as determined in good faith by a majority of the Independent Directors) in connection with either a Liquidity Event, or a Sale or transfer of one or more Assets of the Company, the Advisor, Affiliate or related party shall receive a Disposition Fee in an amount equal to (a) 0.80% of the gross market capitalization of the Company upon the occurrence of a Listing, or 0.80% of the gross consideration paid to the Company or its Stockholders upon the occurrence of any other Liquidity Event (including the Sale or transfer of the Company or a portion thereof), or (b) 0.80% of the gross sales price upon the Sale or transfer of one or more Assets (including the Sale of all of the Company’s Assets). When a real estate or brokerage commission is payable in connection with a particular transaction, the total Disposition Fee paid by the Company, as applicable, when added to the sum of all real estate and brokerage fees and commissions paid to unaffiliated parties, shall not exceed the lesser of (i) a Competitive Real Estate Commission, or (ii) 6% of the gross sales price. Notwithstanding the foregoing, upon the occurrence of a Liquidity Event or the Sale of all of the Company’s Assets, in no event shall the Disposition Fee payable to the Advisor exceed 0.80% of the gross market capitalization of the Company or the gross sales price, respectively. Any such Disposition Fee deemed to be earned by the Advisor, Affiliate or related party shall be paid by the Company or the Operating Partnership to the Advisor, Affiliate or related party upon the closing of the transaction. In the event of a Sale of all of the Company’s Assets or the Sale or transfer of the Company or a portion thereof, the Company shall have the option to pay the Disposition Fee in cash, Listed equity Securities received by Stockholders in connection with the Sale of all of the Company’s Assets or the Sale or transfer of the Company, if applicable, or non-Listed equity Securities received by Stockholders in connection with the Sale of all of the Company’s Assets or the Sale or transfer of the Company, if applicable. For the purposes of this Section 9(d), (i) the Advisor, its Affiliates or related parties shall be deemed to have provided a substantial amount of services and entitled to receive a Disposition Fee in connection with a Sale or transfer of one or more Assets of the Company, a Listing or other Liquidity Event after the Effective Date, and (ii) 0.80% of the gross market capitalization upon a Listing or gross consideration paid upon a Liquidity Event or sales price upon a Sale or transfer of Assets shall be deemed to be a Competitive Real Estate Commission for the sole purpose of a Disposition Fee, unless the Independent Directors, acting in good faith, determine otherwise. Notwithstanding the foregoing, no Disposition Fee shall be paid to the Advisor in connection with the Sale by the Company or the Operating Partnership of Real Estate Related Securities that are Securities, Permitted Investments that are Securities or Loans that are Securities, but only to the extent that the foregoing are held as investments by the Company; provided, however, a Disposition Fee in the form of a usual and customary brokerage fee may be paid by the Company or the Operating Partnership to an Affiliate or related party of the Advisor in connection with the disposition of Securities if, at the time of such payment, such Affiliate or related party is a properly registered and licensed broker dealer (or equivalent) in the jurisdiction in which the Securities are being sold and has provided substantial services in connection with the disposition of the Securities. Any such Disposition Fee deemed to be earned by such Affiliate or related party shall be paid by the Company or the Operating Partnership to such Affiliate or related party upon the closing of the Sale of the Securities. Any such Disposition Fee paid to an Affiliate or related party of the Advisor in connection with the Sale of Securities shall be included in Total Operating Expenses for purposes of calculating conformance with the 2%/25% Guidelines.”

4. Binding Effect. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

5. Modification/Amendment. This Amendment may only be amended and modified in a writing signed by all of the parties hereto.

6. Execution of Amendment. A party may deliver executed signature pages to this Amendment by facsimile or electronic copy, which facsimile or electronic copy shall be deemed to be an original executed signature page. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.

7. Ratification. The terms and provisions in the Advisory Agreement are deemed amended if and to the extent inconsistent with the terms of this Amendment. Otherwise, the terms and the provisions in the Advisory Agreement are hereby ratified and confirmed by the parties hereto. Except as modified herein, all other terms and conditions of the Advisory Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CNL HEATHCARE PROPERTIES, INC., a
Maryland corporation

By:	/s/ Tracey Bracco
Tracey Bracco, Senior Vice President

CNL HEALTHCARE CORP., a Florida corporation

By:	/s/ Tammy Tipton
Tammy Tipton, CFO, SVP and Treasurer

CHP PARTNERS, LP, a
Delaware limited partnership

By: CHP GP, LLC, a Delaware limited liability company,
its general partner

By: CNL Healthcare Properties, Inc., a
Maryland corporation, managing member
of general partner

By: /s/ Tracey Bracco
Tracey Bracco, Senior Vice President